SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2024

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COEPTIS THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COEP	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one-half of one share of Common Stock for $11.50 per whole share	COEPW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 18, 2024, Coeptis Therapeutics Holdings, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below, which are each described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on November 14, 2024 (the “Proxy Statement”). Of the 41,118,593 shares of the Company’s common stock outstanding as of the record date, 26,749,580 shares, or approximately 65.05%, were present virtually or represented by proxy at the Annual Meeting, and the 5,825 shares of Series A Preferred Stock outstanding and entitled to vote on an as-converted basis as of the record date, 4,100 shares, or approximately 70.39%, were present virtually or represented by proxy at the Annual Meeting. On a combined basis, approximately 65.89% of the eligible voting shares were present virtually or represented by proxy at the Annual Meeting.

The final voting results for the matters submitted to a Company stockholder vote at the Annual Meeting are as follows:

1)	At the Meeting, the vote to elect seven (7) directors, was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
David Mehalick	21,056,378	1,192,394	9,864,172
Daniel Yerace	21,055,405	1,193,367	9,864,172
Christopher Calise	21,178,292	1,070,480	9,864,172
Tara Maria DeSilva	21,058,324	1,190,448	9,864,172
Philippe Deschamps	21,056,999	1,191,773	9,864,172
Christopher Cochran	21,087,558	1,161,214	9,864,172
Gene Salkind	21,054,824	1,193,948	9,864,172

2)	At the Meeting, the vote to ratify the appointment of Astra Audit & Advisory, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, was as follows:

FOR	AGAINST	ABSTAIN
30,991,949	1,085,521	35,474

3)	At the Meeting, the vote to approve an amendment to the company’s certificate of incorporation and authorization of the Board to effect a reverse stock split, was as follows:

FOR	AGAINST	ABSTAIN
29,404,035	2,447,015	261,894

4)	At the Meeting, the vote to approve the issuance of up to $20.0 million of securities in connection with a Standby Equity Purchase Agreement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,764,633	1,227,540	256,599	9,864,172

5)	At the Meeting, the vote to conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,758,718	1,235,121	254,933	9,864,172

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeptis Therapeutics Holdings, Inc.

Date: December 20, 2024	By:	/s/ David Mehalick
David Mehalick Chief Executive Officer

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